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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported): MAY 8, 2003



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



         TEXAS                     000-24677                  76-0306721
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)



     5151 SAN FELIPE, 25TH FLOOR
            HOUSTON, TEXAS                                      77056
(Address of Principal Executive Offices)                      (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 7.  EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated May 8, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On May 8, 2003, BindView Development Corporation ("BindView") issued a press release disclosing its financial results for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

         In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead furnished under "Item 9. Regulation FD Disclosure". As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BINDVIEW DEVELOPMENT CORPORATION



Dated:  May 28, 2003                        By:     /s/ EDWARD L. PIERCE
                                               ---------------------------------
                                                        Edward L. Pierce,
                                                      Senior Vice President
                                                   and Chief Financial Officer



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                                INDEX TO EXHIBITS


              Exhibit                              Description
              -------                              -----------

                99.1                      Press Release dated May 8, 2003.